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                                  EXHIBIT 99.2


                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

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                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-KSB of StateFed Financial Corporation (the "Company") for the year ended June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Andra
K. Black, Chief Financial Officer of the Company, certify, pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



By: /s/ Andra K. Black
   -------------------
Name:  Andra K. Black
Chief Financial Officer
September 25, 2002